Pricing Supplement No. 1                        Rule 424(b)(2)

Dated:  November 26, 1996                       Registration No. 333-01737

(To Prospectus dated April 24, 1996, and Prospectus Supplement dated
July 2, 1996)

                                 NORWEST CORPORATION

                              Medium-Term Notes, Series J

                                   Fixed Rate Notes

             Interest payable each June 2 and December 2 and at Maturity

 Aggregate
 Principal       Proceeds     Date of  Maturity   Interest
  Amount        to Company     Issue     Date       Rate          Agent
------------   ------------  --------  --------   --------  -------------------

$200,000,000   $199,000,000  12/02/96  12/01/06    6.55%    Lehman Brothers
------------   ------------  --------  --------   --------  -------------------

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Other Terms:  CUSIP #66938FJS4
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